UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2013

VULCAN MATERIALS COMPANY
(Exact name of registrant as specified in its charter)

New Jersey ___________________________ (State or other jurisdiction of incorporation)	001-33841 ___________________________ (Commission File Number)	20-8579133 ___________________________ (IRS Employer Identification No.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 7, 2013, Vulcan Materials Company (the “Company”) announced that Lee J. Styslinger, III was elected a director of the Company. Mr. Styslinger is the Chairman and Chief Executive Officer of Altec, Inc., a holding company for businesses that design, manufacture and market equipment for the electric and telecommunications industries globally. Mr. Styslinger has held this position since 1997.

Mr. Styslinger will serve on the Compensation and Finance Committees of the Board.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits:
	Exhibit No.	Description
	99.1	Press release dated March 7, 2013 announcing the election of Lee J. Styslinger, III to the Board.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant had duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vulcan Materials Company

Date: March 7, 2013	By:	/s/ Jerry F. Perkins Jr.
Jerry F. Perkins Jr.